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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2003

Commission File Number 1-9340

REEBOK INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation or Organization)	04-2678061 (I.R.S. Employer Identification No.)
1895 J.W. Foster Boulevard Canton, Massachusetts 02021 (Address of Principal Executive Offices) (Zip Code)
(781) 401-5000 (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits
99.01	Press release dated April 24, 2003 announcing Registrant's preliminary results for the quarter ended March 31, 2003.

Item 9.    (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition).

        The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

        On April 24, 2003, Registrant issued a press release announcing its preliminary financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.01.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003

REEBOK INTERNATIONAL LTD.
By:	/s/ KENNETH I. WATCHMAKER Kenneth I. Watchmaker Executive Vice President and Chief Financial Officer

EXHIBIT LIST

99.01	Press release dated April 24, 2003 announcing Registrant's preliminary results for the quarter ended March 31, 2003.

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SIGNATURES
EXHIBIT LIST